UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Georgetown Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2014

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Georgetown Bancorp, Inc. (the “Company.”) The Company is the holding company of Georgetown Bank, and our common stock is traded on the NASDAQ Capital Market under the symbol “GTWN.” The Annual Meeting will be held at the Groveland Fairways, located at 156 Main Street, Groveland, Massachusetts, at 12:00 noon, Massachusetts time, on Tuesday, May 20, 2014.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, Shatswell, MacLeod & Company, P.C., are expected to be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders may consider the election of directors, the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2014, an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement and the approval of the Georgetown Bancorp, Inc. 2014 Equity Incentive Plan. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

You may vote your shares using the Internet or telephone by following the instructions set forth in the Proxy Statement. You may also vote by signing, dating and returning a proxy card or voting instruction form, if you requested and received a paper copy of this proxy statement, in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own. On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Robert E. Balletto
President and Chief Executive Officer

Georgetown Bancorp, Inc.

2 East Main Street

Georgetown, Massachusetts 01833

(978) 352-8600

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 20, 2014

Notice is hereby given that the Annual Meeting of Stockholders of Georgetown Bancorp, Inc. (the “Company”) will be held at the Groveland Fairways, located at 156 Main Street, Groveland, Massachusetts, on Tuesday, May 20, 2014 at 12:00 noon, Massachusetts time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.                                      The election of four directors to the Board of Directors;

2.                                      The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2014;

3.                                      An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement;

4.                                      The approval of the Georgetown Bancorp, Inc. 2014 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 27, 2014, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof.

All stockholders of record entitled to vote at the Annual Meeting should receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability will instruct you as to how you may access and review all of the important information contained in the proxy materials. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO VOTE THEIR SHARES BY USING THE INTERNET, TELEPHONE OR BY SIGNING, DATING AND RETURNING A PROXY CARD, IF A PAPER COPY OF THIS PROXY WAS REQUESTED, WITHOUT DELAY IN THE POSTAGE-PAID ENVELOPE PROVIDED. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Joseph W. Kennedy

Joseph W. Kennedy
Corporate Secretary
April 7, 2014

PROXY STATEMENT

Georgetown Bancorp, Inc.

2 East Main Street

Georgetown, Massachusetts 01833

(978) 352-8600

ANNUAL MEETING OF STOCKHOLDERS

May 20, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Georgetown Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Groveland Fairways, located at 156 Main Street, Groveland, Massachusetts, on May 20, 2014, at 12:00 noon, Massachusetts time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being made available to stockholders on or about April 7, 2014.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on March 27, 2014 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 1,834,101 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, a stockholder may vote FOR the election of the four nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the ratification of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm,  a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, a stockholder may:  (i) vote FOR the resolution; (ii) vote AGAINST the resolution; or (iii) ABSTAIN from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to broker non-votes or proxies marked ABSTAIN box, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on the Company or the Board of Directors.

As to the approval of the 2014 Equity Incentive Plan, a stockholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item. The approval of this matter requires the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

If you participate in the Georgetown Bank Employee Stock Ownership Plan (the “ESOP”), you will receive notice of all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Georgetown Bancorp, Inc. common stock held by the ESOP, all allocated shares for which a participant has marked the voting form to “ABSTAIN” and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your ESOP voting instructions is Thursday, May 8, 2014.

The Company’s Articles of Incorporation provide that, subject to certain exceptions, record owners of the Company’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, and all directors and executive officers of the Company as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership (1)	Outstanding (1)

All Directors and Executive Officers as a group (14 persons)	225,510	12.1%
2 East Main Street
Georgetown, Massachusetts 01833

Georgetown Bank Employee Stock Ownership Plan	143,498	7.8%
2 East Main Street
Georgetown, Massachusetts 01833

Stilwell Value Partners V, L.P. (2)	140,000	7.6%
Stilwell Activist Fund, L.P.
Stilwell Activist Investments, L.P.
Stilwell Partners, L.P.
Stilwell Value LLC
Joseph Stilwell
111 Broadway, 12th Floor
New York, New York 10006

Sandler O’Neill Asset Management LLC (3)	124,287	6.8%
Terry Maltese
150 East 52nd Street, 30th Floor
New York, New York 10022

(1)         For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)         As disclosed in Amendment No. 1 to Schedule 13D, as filed with the SEC on May 3, 2013.

(3)         As disclosed in Amendment No. 1 to Schedule 13G, as filed with the SEC on February 12, 2013.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of 12 members. The Company’s bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected. The Nominating/Governance Committee of the Board of Directors has nominated as directors, Robert E. Balletto, Stephen L. Flynn, Thomas L. Hamelin and J. Richard Murphy each to serve for a three-year term and until their respective successors have been elected and shall qualify. Each of the four nominees is currently a member of the Board of Directors.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors and regarding the Company’s executive officers who are not a director, including the terms of office of members of the Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Name (1)	Age(2)	Positions Held	Director Since (3)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (4)		Percent of Class (5)

NOMINEES

Robert E. Balletto	57	Director, President and Chief	2004	2014	61,024	(6)	3.32
		Executive Officer
Stephen L. Flynn	58	Director	2001	2014	6,429	(7)	*
Thomas L. Hamelin	57	Director	2000	2014	11,187	(8)	*
J. Richard Murphy	69	Director	2008	2014	12,111	(9)	*

DIRECTORS CONTINUING IN OFFICE

Anthony S. Conte, Jr.	48	Director	2000	2015	3,092	(10)	*
Marybeth McInnis	51	Director	2007	2015	12,155	(11)	*
Mary L. Williams	61	Director	2005	2015	7,389	(12)	*
John H. Yeaton	43	Director	2007	2015	3,603	(13)	*
Keith N. Congdon	52	Director	2007	2016	15,314	(14)	*
Kathleen R. Sachs	62	Director	2007	2016	5,861	(15)	*
David A. Splaine	54	Director	2007	2016	39,842	(16)	2.17
Robert T. Wyman	49	Director	2007	2016	5,235	(17)	*

EXECUTIVE OFFICERS WHO ARE NOT A DIRECTOR

Philip J. Bryan	49	Executive Vice President and	N/A	N/A	11,814	(18)	*
		Chief Operating Officer
Joseph W. Kennedy	54	Senior Vice President, Chief	N/A	N/A	30,454	(19)	1.66
		Financial Officer and Treasurer
All directors and executive officers as a group (14 persons)					225,510		12.12

*                 Less than one percent.

(1)         The mailing address for each person listed is 2 East Main Street, Georgetown, Massachusetts 01833.

(2)         Information as of December 31, 2013.

(3)         With regard to Mr. Balletto, Mr. Conte, Jr., Mr. Flynn and Mr. Hamelin reflects initial appointment to the Board of Trustees of the mutual predecessor to Georgetown Bank (the “Bank”).

(4)         See definition of “beneficial ownership” in the table “Security Ownership of Certain Beneficial Owners.”

(5)         Based on 1,834,101 shares of common stock outstanding on March 27, 2014.

(6)         Includes 6,696 exercisable stock options 9,900 shares of restricted stock over which Mr. Balletto has voting power, 894 shares owned by Mr. Balletto’s spouse, 27,860 shares owned through Georgetown Bank’s 401(k) plan and 8,487 shares held by the Georgetown Bank Employee Stock Ownership Plan.

(7)         Includes 1,210 exercisable stock options and 913 shares of restricted stock over which Mr. Flynn has voting power and 1,998 shares owned through an individual retirement account.

(8)         Includes 1,210 exercisable stock options, 913 shares of restricted stock over which Mr. Hamelin has voting power and 7,769 shares owned through an individual retirement account.

(9)         Includes 1,277 exercisable stock options and 1,247 shares of restricted stock over which Mr. Murphy has voting power, 1,700 shares owned through an individual retirement account and 1,500 shares owned by his spouse through an individual retirement account.

(10)  Includes 1,210 exercisable stock options, 913 shares of restricted stock over which Mr. Conte has voting power.

(11)  Includes 1,210 exercisable stock options and 913 shares of restricted stock over which Ms. McInnis has voting power.

(12)  Includes 1,243 exercisable stock options, 1,055 shares of restricted stock over which Ms. Williams has voting power and 1,260 shares owned through an individual retirement account.

(13)  Includes 1,210 exercisable stock options and 913 shares of restricted stock over which Mr. Yeaton has voting power.

(14)  Includes 1,210 exercisable stock options and 913 shares of restricted stock over which Mr. Congdon has voting power and 8,971 shares owned through an individual retirement account.

(15)  Includes 1,210 exercisable stock options and 913 shares of restricted stock over which Ms. Sachs has voting power and 1,400 shares owned through an individual retirement account.

(16)  Includes 1,210 exercisable stock options, 913 shares of restricted stock over which Mr. Splaine has voting power, 4,000 shares owned by his children, 5,000 owned by his spouse in a trust and 25,681 shares owned through an individual retirement account.

(17)  Includes 1,210 exercisable stock options and 913 shares of restricted stock over which Mr. Wyman has voting power.

(18)  Includes 1,852 exercisable stock options and 6,504 shares of restricted stock over which Mr. Bryan has voting power, 1,332 owned through Georgetown Bank’s 401(k) plan and 660 shares held by the Georgetown Bank Employee Stock Ownership Plan.

(19)  Includes 4,229 exercisable stock options, 6,239 shares of restricted stock over which Mr. Kennedy has voting power, 924 shares owned by Mr. Kennedy’s spouse through an individual retirement account, 602 shares owned through an individual retirement account, 5,686 owned through Georgetown Bank’s 401(k) plan and 5,730 shares held by the Georgetown Bank Employee Stock Ownership Plan.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating/Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Georgetown Bank, and each executive officer also is an executive officer of Georgetown Bank.

All of the nominees and directors continuing in office are residents of the communities served by the Company and Georgetown Bank and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in the Company’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. Additionally, as residents of such communities, each nominee and continuing director has direct knowledge of the trends and developments occurring in such communities. As the holding company for a community banking institution, the Company believes that the local knowledge and experience of its directors assists the Company in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides the Company with greater business development opportunities. As local residents, our nominees and directors are also exposed to the advertising, product offerings and community development efforts of competing institutions which, in turn, assists the Company in structuring its marketing efforts and community outreach programs.

Directors

Robert E. Balletto has been employed with Georgetown Bank since 1982 and has served as Chief Executive Officer since 1988. In July 2004, Mr. Balletto was elected to the Board of Directors of Georgetown Bank and was also appointed President. Mr. Balletto has over 34 years experience in the banking industry. As Chief Executive Officer, Mr. Balletto’s experience in leading the Company and the Bank and his responsibilities for the strategic direction and management of the Company’s day-to-day operations, bring broad industry and specific institutional knowledge and experience to the Board of Directors.

Keith N. Congdon is the President and owner of Ambrosi Donahue Congdon & Co., P.C., a certified public accounting firm based in Newburyport, Massachusetts. Prior to joining Ambrosi Donahue Congdon, Mr. Congdon began his career with Coopers & Lybrand (now PricewaterhouseCoopers) as an auditor of publicly traded companies. He later joined The Stackpole Corporation in Boston, Massachusetts as a corporate officer and was actively involved in the initial public offering on the Toronto Stock Exchange of Stackpole Limited, a wholly-owned subsidiary as well as the divestiture of a number of U.S. subsidiaries. With over 30 years of extensive experience in both private industry and public accounting, Mr. Congdon currently provides tax, accounting and auditing services for closely-held businesses and their shareholders, primarily in manufacturing, technology and service industries. As a certified public accountant (CPA) and Chairman of the Board’s Audit Committee, Mr. Congdon brings to the Board of Directors his valuable experience in dealing with accounting principles, internal controls and financial reporting rules and regulations.

Anthony S. Conte, Jr. is the owner of Conte Funeral Homes, Inc., located in North Andover, Andover, Newburyport and Georgetown, Massachusetts. Mr. Conte’s 22 years of experience as owner and manager of his own company bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Stephen L. Flynn is the President and owner of Nunan Florist and Greenhouse, Inc., located in Georgetown, Massachusetts. Mr. Flynn’s 28 years of experience as owner and manager of his own company bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Thomas L. Hamelin has been a mechanical engineer for Varian Semiconductor, a subsidiary of Applied Materials, a semi-conductor equipment manufacturing firm, located in Gloucester, Massachusetts, since October 2010. Prior to that, Mr. Hamelin was a mechanical engineer for Tokyo Electron, a semi-conductor manufacturing firm, located in Beverly and Billerica, Massachusetts, since March 1998. Mr. Hamelin’s 34 years of experience in the engineering field with large manufacturing firms, combined with his leadership skills, bring a unique perspective to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Marybeth McInnis, Esquire owns McInnis Law Offices, a boutique law firm located in North Andover, Massachusetts, that has provided full-service estate planning services to the Merrimack Valley for more than forty-five years. The firm specializes in counseling individuals and families at all asset and income levels with estate, business, tax, charitable and long-term care planning. Ms. McInnis is actively involved with many local charitable organizations and has served on the Board of Trustees of Merrimack College since July of 2008 and the Board of Trustees of the James W. O’Brien Foundation, Inc., since June of 2000. As an experienced attorney, Ms. McInnis brings to the Board a unique and valuable perspective on legal and legal-related issues that may arise in the operations and management of the Company and the Bank.

J. Richard Murphy is the President and Managing Director of Grey Rock Partners, LLC located in Boston, Massachusetts. Grey Rock Partners, LLC offers Corporate Advisory Services to mid-sized privately held companies and their owners. Grey Rock’s services include mergers and acquisitions (both sell-side and buy-side representations), the placement of senior and mezzanine debt, corporate divestiture, and strategic consulting centered on maximizing shareholder value. With his extensive financial experience in mergers and acquisitions and other transactions centered on maximizing shareholder value and more than 26 years of prior banking experience, including three years as a Chief Executive Officer of a $1.4 billion, 22 branch commercial bank, Mr. Murphy provides the Board with valuable insight on these and others matters that are beneficial to the Company in evaluating potential strategic transactions, in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Kathleen R. Sachs, CFP is the founder and a principal of Sachs Financial Planning, a financial planning firm in Georgetown, Massachusetts. Ms. Sachs has been in financial services since 1986. With her extensive financial experience in insurance, investments and risk management, Ms. Sachs provides the Board with valuable insight on these and others matters that are central to the operations of the Bank in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

David A. Splaine is President of Spinnaker Associates, a Portsmouth, New Hampshire based consulting company, which focuses on financial institutions (banks and insurance), sports teams and arenas.  In addition, he works with Ellis Insurance Company (York, Maine and Portsmouth, New Hampshire) and Linwood Cemetery, Haverhill, Massachusetts, and serves on the Executive Advisory Board for the Wells Fargo Bank Corporate banking group and many non-profit organizations. From 2001 to 2006 he served as Senior Vice President of Sales for the TD Garden and Boston Bruins.  Prior experience includes lending positions at Fleet Bank (now Bank of America).  He also served as a director of the Boston Celtics Limited Partnership (NYSE), and is currently a director of several private companies. Mr. Splaine’s extensive business experience in a range of industries and disciplines, combined with his leadership skills, knowledge of our market, and sensitivity to the economy, brings valuable insight and individual qualities to our Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Mary L. Williams has been employed since June 2002 at North Shore Community College providing budget management for institutional federal grants and the College’s Public Policy Institute. She also served as the Director of EdLink and coordinated development of a five-year strategic plan for the College. Prior to that and until June 2002, she was Vice President of Administration and Finance for Massachusetts College of Art. Ms. Williams’ extensive experience in higher education and management, combined with her leadership skills, knowledge of our market, and financial management experience, brings valuable insight and individual qualities to our Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Robert T. Wyman, Esquire is an attorney and partner at the law firm Wyman & Barton, LLC, of Andover and Chelmsford, Massachusetts, representing clients in the areas of civil and criminal litigation, real estate litigation and real estate conveyance. As an experienced attorney, Mr. Wyman brings to the Board a unique and valuable perspective on legal and legal-related issues that may arise in the operations and management of the Company and the Bank.

John H. Yeaton has been employed since July 2010 by Quest Diagnostics as Controller for the Cambridge, Massachusetts Business Unit. Prior to joining Quest Diagnostics Mr. Yeaton was the director of financial planning and analysis for the products division and controller for the pharmaceuticals business unit for Fresenius Medical Care North America of Waltham, Massachusetts, an $8.0 billion company that operates the nation’s largest network of dialysis clinics. In August 2011, Mr. Yeaton became a Certified Public Accountant, licensed in the State of New Hampshire. Mr. Yeaton’s extensive business experience in a range of industries and disciplines, combined with his leadership skills, knowledge of our market, and financial analysis experience, brings valuable insight and individual qualities to our Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.

Executive Officers of the Company who are not Directors

Philip J. Bryan began employment with Georgetown Bank in October 2010 as Senior Vice President/Retail Lending Officer. Mr. Bryan was promoted to Senior Vice President and Chief Lending Officer in April 2011. In April 2013 Mr. Bryan was promoted to Executive Vice President and Chief Operating Officer. From October 2009 to October 2010 Mr. Bryan was actively managing a business venture with his wife, which is still in operations today. Prior to that, Mr. Bryan served as Senior Vice President of Retail and Lending, in charge of both the retail branch network and the lending function for Metro Credit Union, Chelsea, Massachusetts from 2005 to 2009. He also served as Senior Vice President and State Manager of Small Business Lending for TD Banknorth from 2002 to 2005.

Joseph W. Kennedy began employment with Georgetown Bank in 1999 as Vice President and Chief Financial Officer. Mr. Kennedy has served as Senior Vice President and Chief Financial Officer since January 2004 and Treasurer since April 2003. In October 2006, Mr. Kennedy was elected as Corporate Secretary for the Company’s federal corporation predecessor and Georgetown Bank. Prior to joining Georgetown Bank, Mr. Kennedy served as Chief Financial Officer for National Grand Bank of Marblehead, Massachusetts for four years and Ipswich Savings Bank, Ipswich Massachusetts for eight years. Both companies were stock institutions.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of such ownership reports, the Company believes that no executive officer or director of the Company failed to timely file such ownership reports for the year ended December 31, 2013, except each executive officer and director filed a Form 4 one day late to report the grant of shares of restricted stock and stock options, and each of Messrs. Balletto, Bryan, Kennedy, Hamelin, Spencer (who retired from the board on April 23, 2013) and Yeaton filed a Form 4 one day late to report the withholding of shares to pay tax liabilities.

Board Independence

The Board of Directors has determined that, except for Mr. Balletto, each member of the Board of Directors is an “independent director” within the meaning of Rule 5605 of the NASDAQ corporate governance listing standards. Mr. Balletto is not considered independent because he serves as an executive officer of the Company. In determining the independence of the independent directors, the Board of Directors reviewed the following transactions, which are not required to be reported under “—Transactions With Certain Related Persons,” below:

Loans made in the normal course of business with Georgetown Bank

Director	Total Potential/ Outstanding Loan Balances as of December 31, 2013

Anthony S. Conte Jr.	$2,147,383
Stephen L. Flynn	1,480,442
John H. Yeaton	494,164
David A. Splaine	350,000
Thomas L. Hamelin	150,000
Kathleen R. Sachs	40,000
Mary L. Williams	28,020

Total	$4,690,009

Sales of merchandise to Georgetown Bank

Director	Sales for the year ended December 31, 2013

Stephen L. Flynn	$6,241

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by J. Richard Murphy, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of Georgetown Bancorp, Inc. and Georgetown Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company. The Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board of Directors.

The Board of Directors is actively involved in oversight of risks that could affect Georgetown Bancorp, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Georgetown Bancorp, Inc., including credit, financial, operational, liquidity, legal and regulatory risks. Risks relating to the direct operations of Georgetown Bank are further overseen by the Board of Directors of Georgetown Bank, who are the same individuals who serve on the Board of Directors of Georgetown Bancorp, Inc. The Board of Directors of Georgetown Bank also has additional committees that conduct risk oversight separate from the committees of Georgetown Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Meetings and Committees of the Board of Directors

General. The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. In addition, the “independent” members of the Board of Directors meet in executive sessions on a monthly basis, including twelve meetings during the year ended December 31, 2013. The standing committees include the Executive, Compensation, Nominating/Governance and Audit Committees. During the year ended December 31, 2013, the Board of Directors held twelve regular meetings and no special meetings of Georgetown Bancorp, Inc. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of:  (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend. All of the directors attended last year’s Annual Meeting of Stockholders with the exception of Keith N. Congdon.

Executive Committee. The Executive Committee consists of directors J. Richard Murphy, (Chairman), Keith N. Congdon, Stephen L. Flynn, Marybeth McInnis, Kathleen R. Sachs, David A. Splaine and Mary L. Williams. The Executive Committee meets as needed to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee met twice during the year ended December 31, 2013.

Nominating/Governance Committee. The Nominating/Governance Committee consists of directors Mary L. Williams, Chairman, Thomas L. Hamelin, Kathleen R. Sachs and Robert T. Wyman. Each member of the Nominating/Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.georgetownbank.com.  The Committee met six times during the year ended December 31, 2013.

The primary function of the Nominating/Governance Committee is to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval. The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Committee or the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Committee would solicit suggestions for director candidates from all members of the Board of Directors as well as the Chief Executive Officer. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. During the year ended December 31, 2013, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director. The Nominating/Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•                  Own beneficially at least 100 shares of capital stock of the Company initially at the time of appointment, and within a period of five years from the date of appointment, acquire a total of 4,000 shares of capital stock; unless otherwise exempted from this provision due to hardship, as determined by a majority vote of the Executive Committee;

•                  Be well known or active in the affairs of at least one community served by Georgetown Bank;

•                  Live or work in Georgetown Bank’s market area;

•                  Add diversity to the Board as defined by skills, knowledge, and experience;

•                  Have a background that causes no potential risk to the reputation of Georgetown Bank or the Company;

•                  Derive no personal gain by serving on the Board, other than Board fees and benefits from stock benefit plans of Georgetown Bank or the Company;

•                  Be of the highest integrity and above reproach;

•                  Be able to devote the time necessary to perform the responsibilities of a Director;

•                  Have the energy, desire and focus required to attend meetings attentively;

•                  Have the education experience and intellect to perform and understand the duties of a Director;

•                  Be willing to work with and interact with other Board members, acknowledging their positions and contributions;

•                  Be open to considering and offering new ideas and proposals; and

•                  Be an age of 75 or younger at the time of appointment/ re-election.

Finally, the Nominating/Governance Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert. When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively, the Nominating/Governance Committee and the Board of Directors focused primarily on the information included in each of the directors’ individual biographies set forth above. The Nominating/Governance Committee and the Board of Directors do not have a diversity policy. However, as noted above, in identifying nominees for directors, however, consideration is given to the diversity of skills, knowledge, and experience among the directors so that a variety of points of view are represented in Board discussions and deliberations concerning the Company’s business.

Procedures for the Recommendation of Director Nominees by Stockholders. The Nominating/Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating/Governance Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 2 East Main Street, Georgetown, Massachusetts 01833. The Corporate Secretary must receive a submission not less than 90 days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•                  the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•                  the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•                  a statement of the candidate’s business and educational experience;

•                  such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•                  a statement detailing any relationship between the candidate and the Company;

•                  a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•                  detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•                  a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating/Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.” No submission for Board nominees was received by the Company for the Annual Meeting.

There have been no material changes to these procedures since they were previously disclosed in the Company’s proxy statement for the 2013 annual meeting of stockholders.

Stockholder Communications with the Board of Directors. A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director may write to the Corporate Secretary of the Company, 2 East Main Street, Georgetown, Massachusetts 01833, Attention:  Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

•                  forward the communication to the director or directors to whom it is addressed;

•                  attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•                  not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board of Directors meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Audit Committee. The Audit Committee consists of directors Keith N. Congdon (Chairman), Marybeth McInnis, and John H. Yeaton. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Director Congdon qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•                  retaining, overseeing and evaluating an independent registered public accounting firm in connection with the audit of the Company’s annual consolidated financial statements;

•                  in consultation with the independent registered public accounting firm and the Company’s internal audit firms, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•                  approving the scope of the audit in advance;

•                  reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•                  considering whether the provision of services by the independent registered public accounting firm not related to the annual audit and quarterly reviews is consistent with maintaining its independence;

•                  reviewing earnings and financial releases and quarterly reports filed with the SEC;

•                  consulting with the internal audit firms’ staff and reviewing management’s administration of the system of internal accounting controls;

•                  approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•                  reviewing the adequacy of the audit committee charter.

The Audit Committee met five times during the year ended December 31, 2013. The Audit Committee reports to the Board of Directors on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company’s website at www.georgetownbank.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•                  Reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2013; and

•                  Discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 16, Communications With Audit Committee; and

•                  Received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm its independence; and

•                  Pre-approved all audit, audit-related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

In addition, the Audit Committee approved the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2014, subject to the ratification of the appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the SEC subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Keith N. Congdon, Chairman

Marybeth McInnis

John H. Yeaton

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.georgetownbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

Compensation Committee

The Compensation Committee, consisting of independent directors Kathleen R. Sachs (Chairperson), David A. Splaine and Mary L. Williams, generally determines salary and other compensation for employees, including the Named Executive Officers, as defined below. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Compensation Committee meets in executive session to determine such salaries. The Compensation Committee met twelve times in the year ended December 31, 2013. The Board of Directors has adopted a written charter for the Compensation Committee, which is available at the Company’s website at www.georgetownbank.com.

Executive Compensation

The Board of Directors’ philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

•                  To attract, retain and motivate an experienced, competent executive management team;

•                  To reward the executive management team for the enhancement of shareholder value based on annual earnings performance and the market price of the Company’s stock;

•                  To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•                  To encourage ownership of the Company’s common stock through stock-based compensation; and

•                  To maintain compensation levels that are competitive with other financial institutions and particularly those in the Company’s peer group based on asset size and market area.

The Board of Directors considers a number of factors in its decisions regarding executive compensation and benefits including, but not limited to, the level of responsibility and performance of the individual executive officer, the overall performance of the Company, and consideration of industry, community bank peers and local market conditions. Base salary levels of the Company’s and Georgetown Bank’s executive officers are set to reflect the duties and responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. In setting base salaries, the Board of Directors also considers a number of factors relating to each executive officer, including individual performance, job responsibilities, experience level, ability and the knowledge of the position, and overall performance of the Company and the Georgetown Bank. These factors are considered subjectively, and where possible quantitatively, and are weighted partially by those aspects deemed more significant than others. Such a weighting of these evaluation factors will vary from year to year in response to the strategic plan and current market conditions. The Board of Directors also considers the recommendations of the Chief Executive Officer with respect to the compensation of the other executive officers. The Board of Directors and the Chief Executive Officer review the same information in connection with these performance evaluations and related recommendations of these executives.

The Board of Directors did not increase the base salary of Mr. Balletto, Mr. Bryan and Mr. Kennedy, Named Executive Officers of the Company in the year ended December 31, 2013.

The Compensation Committee did not use the services of a compensation consultant to advise the Committee with respect to executive or director compensation for the 2013 calendar year.  However, in 2013, the Compensation Committee engaged Mr. Thomas Warren, compensation consultant, to review and advise the Compensation Committee with respect to Georgetown Bank’s 2014 cash compensation and non-equity incentive compensation for executives, including our Named Executive Officers, as compared to that paid by banks of similar size and structure and location.  Likewise, the Nominating/Governance Committee engaged Mr. Warren to review outside Director compensation for 2014 as compared to that paid by similar organizations.

Executive Compensation

The following table sets forth for the years ended December 31, 2013 and December 31, 2012 certain information as to the total remuneration paid by the Company to Mr. Balletto, who serves as President and Chief Executive Officer, Mr. Bryan, the Company’s Executive Vice President and Chief Operating Officer and Mr. Kennedy, the Company’s Senior Vice President and Chief Financial Officer and Treasurer (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)	Option awards ($) (1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (2)	Total ($)

Robert E. Balletto,	2013	194,000	—	47,850	19,875	—	—	68,389	330,114
President and	2012	194,000	—	21,871	10,055	20,940	—	65,061	311,927
Chief Executive
Officer

Philip J. Bryan,	2013	176,370	—	41,470	17,225	26,180	—	18,265	279,510
Executive Vice	2012	159,650	—	12,029	5,530	19,892	—	15,915	213,016
President and Chief
Operating Officer

Joseph W. Kennedy,	2013	136,000	—	35,090	14,575	997	—	45,857	232,519
Senior Vice President	2012	131,840	—	14,216	6,536	8,697	—	44,802	206,091
and Chief Financial
Officer and Treasurer

(1)         Reflects the aggregate grant date fair value of restricted stock or option awards granted during the applicable year. The value is the amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in the valuation of these awards are included in Notes 2 and 12 to our audited financial statements for the years ended December 31, 2013 and 2012 as included in our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission.

(2)         Consists of the following payments:

Officer	Year	401(k) Plan ($)	Employee Stock Ownership Plan ($)	Term Life Insurance from Endorsement Agreement ($)	Executive Owned Life Insurance ($)	Executive Disability Insurance ($)	Club Membership Dues ($)

Robert E. Balletto	2013	12,896	9,667	10,400	31,350	1,076	3,000
	2012	11,637	8,638	9,360	31,350	1,076	3,000

Philip J. Bryan	2013	9,342	8,923	—	—	—	—
	2012	10,009	5,906	—	—	—	—

Joseph W. Kennedy	2013	8,676	6,504	3,650	26,338	689	—
	2012	8,471	6,104	3,200	26,338	689	—

Employment Agreements. Georgetown Bank has entered into employment agreements with Messrs. Balletto and Kennedy, which agreements were amended and restated in April 2012. Each of these agreements has a term of 36 months. On an annual basis, the Board of Directors of Georgetown Bank will conduct a performance review of Mr. Balletto’s performance and Mr. Balletto, as President and Chief Executive Officer, will conduct a performance review of Mr. Kennedy’s performance, which shall be further reviewed by the Board of Directors. At least six months prior to the expiration of the term of the employment agreements, the Board of Directors will review each executive’s performance for purposes of determining whether to renew the agreements for an additional term of up to three years. The Board’s decision whether or not to renew each agreement will be provided in a written notice to the applicable executive at least 60 days prior to the expiration of the term.

Under the agreements, the base salaries for Messrs. Balletto and Kennedy are $194,000 and $136,000, respectively. In addition to the base salary, each agreement provides for, among other things, participation in other benefits as provided to other full time employees of Georgetown Bank. The agreements also acknowledge that the executives and Georgetown Bank have entered into endorsement split dollar agreements with the executives with a pre-retirement death benefit of $2.0 million for Mr. Balletto and $1.0 million for Mr. Kennedy. The employment agreements require Georgetown Bank to make a tax-adjusted compensation payment towards the purchase of a life insurance policy to be owned by the executive with a death benefit of $1.0 million.

In addition, the agreements provide for reimbursement of ordinary and necessary business expenses incurred in connection with the performance of the duties under the respective agreements and subject to the approval of the Board of Directors of Georgetown Bank.

The agreements provide for termination by Georgetown Bank for cause at any time, in which event the executive will have no right to receive compensation or other benefits for any period after termination. In the event the executive’s employment is terminated by the Bank for any reason, including a resignation for good reason (as defined in the employment agreements), but excluding termination due to retirement or disability or for cause or for termination following a change in control, the executive would be entitled to a payment equal to two times, in the case of Mr. Balletto, and one times, in the case of Mr. Kennedy, the sum of the highest annual rate of base salary, as well as the continuation of life insurance (including coverage under the endorsement split dollar agreement), medical and dental insurance coverage for two years in the case of Mr. Balletto and one year in the case of Mr. Kennedy.  In addition, the executive would be entitled to a cash payment equal to two times, in the case of Mr. Balletto, and one times in the case of Mr. Kennedy, the tax-adjusted compensation payment towards the individually-owned life insurance policy. The executive would also fully vest in all non-vested stock options and/or restricted stock that have been granted to him. In the event such termination occurs following a change in control, each executive would be entitled to the payment of a cash severance payment equal to three times his highest annual rate of base salary and three times the tax-adjusted compensation payment towards individually-owned life insurance. The executive would also fully vest in all non-vested stock options and/or restricted stock that have been granted to him. For purposes of the executive’s ability to resign and receive a payment under the agreement, “good reason” would include the occurrence of any of the following events: (i) a failure to elect or reelect or to appoint or reappoint the executive to the executive position; (ii) a substantial adverse and material change in executive’s function, duties or responsibilities, (iii) a material reduction to base salary and benefits from those being provided as of the effective date of the employment agreement (except for any reduction that is part of an employee-wide reduction in benefits), (iv) a relocation of executive’s principal place of employment more than 25 miles from Georgetown Bank’s principal executive offices as determined at the date of the agreement, (v) a liquidation or dissolution of Georgetown Bank, (vi) a material breach of the employment agreement by Georgetown Bank, or (vii) the failure of the Board to renew the employment agreement or provide a similar employment agreement at the end of the current term by issuing a non-renewal notice to the executive no later than 60 days before the end of the term.  If an event constituting “good reason” occurs, the executive is required to give Georgetown Bank notice within 90 days (15 days if the good reason is non-renewal of the agreement), and Georgetown Bank will have 30 days to correct the good reason, however, the 30 day period may be waived by Georgetown Bank.

Notwithstanding the foregoing, as a condition to receiving the payments set forth above, Messrs. Balletto and Kennedy shall be required to execute a release of claims against Georgetown Bank, Georgetown Bancorp, Inc. and any affiliate. If the payments to either executive under their respective agreements made in connection with a change in control would result in an excess parachute payment under Section 280G of the Internal Revenue Code, the benefits payable to such executive would be reduced to avoid the excess parachute payment. The reduction would be up to an amount, the value of which results in a benefit that is one dollar less than the amount that would trigger an excess parachute payment.

In the event that their employment was terminated for a reason entitling them to severance payments under the employment agreements, Messrs. Balletto and Kennedy would receive an aggregate cash severance payment of approximately $450,700 and $162,338, respectively, if the event of termination occurred prior to a change in control and $676,050 and $487,014, respectively, if the termination occurred following a change in control, based upon current levels of compensation, subject to reduction to avoid an excess parachute payment, if applicable. The cash severance payment will be paid within 30 days of termination.

Under each employment agreement, if an executive is terminated due to disability (as defined in his employment agreement), he will be entitled to continued life insurance and non-taxable medical and dental coverage substantially comparable to the coverage maintained prior to termination due to disability (except to the extent such coverage is changed for all employees or not available on an individual basis following disability)  until the earlier of:  (i) the executive’s return to full-time employment with Georgetown Bank; (ii) the executive’s employment by another employer; (iii) the executive’s attainment of age 65; (iv) the executive’s death, or (v) 24 months following the executive’s termination due to disability.

Upon retirement at age 65 or in accordance with any retirement policy established by the Board of Directors and agreed to, in writing, by the executive, the executive will be entitled to benefits under such retirement policy and other plans to which he is a party but shall not be entitled to any benefit payments specifically as a result of the employment agreement.

Each employment agreement requires the executive not to compete with Georgetown Bank for a period of one year following a termination of employment for which the executive receives severance payments as the result of an involuntary termination or resignation for good reason (other than a termination of employment following a change in control).

In addition, the Company has entered into three-year employment agreements with Messrs. Balletto and Kennedy, on substantially the same terms as the employment agreements with Georgetown Bank, except as follows. The holding company employment agreements do not provide duplicative benefits, but rather, reinforce the obligation of Georgetown Bank by providing for the payments required under the employment agreements to the extent that such payments are not or cannot be made by the Bank. The agreements with the Company do not have an automatic reduction in benefits in the event of an excess parachute payment, but such agreements also do not provide for a tax “gross up.” In addition, certain regulatory requirements that are only required to be included in employment agreements between the executives and Georgetown Bank are not included in the employment agreements with the Company.

Change in Control Agreement. Georgetown Bank has entered into a change in control agreement with Philip J. Bryan. The change in control agreement has a term of 12 months. Subject to a comprehensive review by the President and Chief Executive Officer of Georgetown Bank within 30 days prior to the anniversary date of the agreement and his recommendation of renewal to the Board of Directors, the agreement may be renewed by the Board of Directors for an additional 12 months. If the Board of Directors determines not to renew the agreement and gives Mr. Bryan timely written notice of non-renewal, the change in control agreement will terminate on the anniversary date. Notwithstanding the foregoing, if the change in control agreement is in effect on the effective date of a change in control, the agreement will automatically renew on such date and will expire 12 months following the change in control.

In the event of a change in control (as defined in the agreement) followed by the Mr. Bryan’s involuntary termination of employment (other than for cause) or his resignation for good reason, Mr. Bryan will receive a cash severance payment equal to one times his annual base salary, provided that, in the event that the payment under the change in control agreement when aggregated with other payments to which Mr. Bryan would be entitled as the result of a change in control would constitute parachute payments and trigger an excise tax on the excess parachute payment, then the payment under the change in control agreement would be reduced to avoid this result.  Under the change in control agreement, “good reason” would include any of the following events: (i) the failure to elect or reelect or appoint or reappoint Mr. Bryan to his executive position, unless consented to by Mr. Bryan; (ii) a substantial adverse and material change in Mr. Bryan’s function, duties and responsibilities; (iii) a substantial and material reduction in his annual compensation or benefits from those being provided immediately prior to the change in control (except for any reduction that is part of an employee-wide reduction in pay or benefits); (iv) a liquidation or dissolution of Georgetown Bank; (v) a relocation of his principal place of employment by more than 25 miles from its location immediately prior to the change in control, or (vi) a material breach of the change in control agreement by Georgetown Bank.  In the event Mr. Bryan has good reason to terminate, he must give notice of his resignation for good reason within 90 days of the initial event that giving rise to the right to terminate and

Georgetown Bank, or its successor, and Georgetown Bank, or its successor, will have 30 days to cure the good reason, provided that such 30-day period may be waived by Georgetown Bank, or its successor.

In the event Mr. Bryan’s termination occurs following a change in control under circumstances that would entitle him to a benefit under the change in control agreement, he would be entitled to a severance payment of approximately $185,000 if such termination were to occur in 2014.

Benefit Plans

Incentive Compensation Plan. Georgetown Bank maintains an incentive compensation plan to provide incentives and awards to employees in order to support Georgetown Bank’s organizational objectives and financial goals. Full-time and part-time employees employed for a minimum of six continuous months during the plan year are eligible to participate in the incentive compensation plan. Eligible participants who have been employed by Georgetown Bank for less than one year may receive a prorated incentive award. The award is calculated based on the achievement of Company-wide, department and individual goals, the mix and weighting of which will vary from year to year and which are approved annually by the Board of Directors. Distribution of the incentive award is generally made within thirty days of the end of the plan year. Employees whose performance level does not meet expectations may not be eligible for an incentive payout.

For the year ended December 31, 2013, Mr. Balletto’s plan provided for a target payment of $34,920, or 18% of current annual salary with the following performance categories: (i) achievement of return on assets (ROA) targets; (ii) achievement of efficiency ratio targets.  For the year ended December 31, 2013, Mr. Bryan’s plan provided for a target payment of $18,095, or 11% of current annual salary with the following performance categories: (i) achievement of ROA targets; (ii) achievement of mortgage banking income targets; (iii) achievement of commercial loan growth targets; (iv) achievement of core interest rate spread (as defined) targets.  For the year ended December 31, 2013, Mr. Kennedy’s plan provided for a target payment of $14,960, or 11% of current annual salary with the following performance categories: (i) achievement of ROA targets; (ii) achievement of efficiency ratio targets; (iii) achievement of net interest margin percentage targets.

Supplemental Disability Benefit Plan for Senior Executives. In connection with the restatement of the Georgetown Bank employment agreements in April 2012, the Bank entered into a supplemental disability benefit plan for the benefit of Messrs. Balletto and Kennedy. A similar benefit had previously been provided under the executives’ prior employment agreements but was removed in the 2012 employment agreements and incorporated into a separate plan document. Under this plan, in the event the executive suffers a disability covered under the plan, the executive will be entitled to 66% of the sum of their base salary and average bonus paid over the last 36 months, reduced by (x) the maximum disability benefit paid or expected to be paid to the executive under the group disability benefit program sponsored by Georgetown Bank and (y) any disability benefit paid or expected to be paid under any disability insurance plan purchased by the executive with a payment from Georgetown Bank.  In the event that the disability policy identified in “(x)” or “(y)” fails to pay a disability benefit to the executive that would be expected to be paid under said policy or program, Georgetown Bank generally will not be liable to pay such benefit under this plan but will only be liable for payment of the disability benefit as determined under the formula set forth above. The compensation committee of Georgetown Bank will be the administrator of the plan. The compensation committee shall determine, with objective medical input, whether an executive is disabled. For these purposes, disability (or disabled) means that the executive has suffered a disability as defined in the Georgetown Bank’s group disability policy.

Supplemental Retirement Plan. Georgetown Bank previously adopted an Executive Supplemental Retirement Agreement for Messrs. Balletto and Kennedy. Effective June 30, 2008, Georgetown Bank restructured the individual Executive Supplemental Retirement Agreements by establishing a Supplemental Retirement Plan. Like its predecessor, the Supplemental Retirement Plan is a non-tax-qualified, deferred compensation plan. The Supplemental Retirement Plan has been written to comply with Section 409A of the Internal Revenue Code. Messrs. Balletto and Kennedy are the only participants in the Supplemental Retirement Plan. Each participant is required to enter into a participation agreement evidencing his participation in the plan.

Each executive will receive the normal retirement benefit under the Supplemental Retirement Plan if he remains employed with Georgetown Bank until he attains age 65 or has a separation from service within two years of a change in control. The normal retirement benefit is a lump sum amount that is the actuarial equivalent of an annual lifetime benefit of 45% of the executive’s final average compensation, multiplied by a fraction, the numerator of which is the executive’s years of employment with the Bank and the denominator of which is 23. The executive’s final average compensation is based on the three fiscal years of the last five fiscal years of employment with Georgetown Bank in which the executive’s base salary and bonus was the highest. If the executive has a separation from service prior to age 65 (other than due to death, disability or cause), the executive is entitled to his accrued annuity benefit calculated in the manner set forth above, and if applicable multiplied by the executive’s vesting rate set forth in his participation agreement. If the executive is less than age 62 at the time of commencement of the supplemental benefit, his benefit will be further reduced by 5% per year for each year prior to age 62 that the benefit payment commences.

If the executive dies prior to attaining age 65, while employed by Georgetown Bank, the executive’s beneficiary will be entitled to a death benefit equal to the present value of executive’s accrued annuity benefit as of executive’s date of death, without any pre-retirement reductions. In the event of the executive’s disability while employed at Georgetown Bank, the executive will be entitled to a disability benefit, payable commencing at age 65 (unless an alternative commencement time is elected by the executive) as if executive had continued to work until age 65 and assuming that executive’s base salary increased 5% per year for each year until age 65. Each executive entered into an election to have the disability benefit paid at the time of disability determination.

In the event of a change in control of Georgetown Bancorp, Inc. and/or Georgetown Bank followed within two years by executive’s involuntary termination of employment or voluntary termination for good reason, the executive will be entitled to a supplemental benefit calculated as if the executive had attained age 65 and his base salary had increased 5% per year until such time; provided, however, the benefit will be reduced, if necessary, to avoid an excess parachute payment under Section 280G of the Internal Revenue Code.

The Company accrued $104,000 and $97,000 in compensation expense for the years ended December 31, 2013 and December 31, 2012, respectively, towards the benefit applicable to these agreements for Messrs. Balletto and Kennedy.

Endorsement Split Dollar Death Benefits. In January 2002, in conjunction with the adoption of the Executive Supplemental Retirement Agreement, Georgetown Bank adopted collateral assignment Split Dollar Plan Agreements with the two executives covered by the Executive Supplemental Retirement Plan. As the result of both the Sarbanes-Oxley Act of 2002 and tax law changes, including the enactment of Section 409A of the Internal Revenue Code, Georgetown Bank determined that it was in the best interest of the Bank to unwind the collateral assignment equity split dollar agreements by having the executives transfer the life insurance policies in their name to Georgetown Bank. In consideration for the termination of this agreement and policy transfer, effective June 30, 2008, the Bank entered into endorsement split dollar life insurance agreements with each of Messrs. Balletto and Kennedy providing additional death benefits during employment and in limited circumstances thereafter, and also agreed to compensate the executives for their purchase of individually-owned life insurance policies that are intended to survive termination of employment (more fully discussed above under “Employment Agreements”).  Under the endorsement split dollar agreements, each executive (or his designated beneficiary) is entitled to share in the proceeds under a life insurance policy owned by Georgetown Bank in the event of his death prior to termination of employment (or, in the event of a change in control, in the event of his death within 36 months of the change in control). In addition, in the event of the executive’s involuntary termination of employment by Georgetown Bank or executive’s resignation for “good reason” (as defined in each executive’s employment agreement) executive shall continue to be covered by the endorsement split dollar agreement for 36 months following such termination of employment. Under the endorsement split dollar life insurance agreements, the death benefit for Mr. Balletto is $2.0 million and for Mr. Kennedy is $1.0 million.

Stock Benefit Plans

Equity Incentive Plan. The Board of Directors adopted and stockholders approved the Georgetown Bancorp, Inc. 2009 Equity Incentive Plan (the “Equity Incentive Plan”) in October 2009 to provide officers, employees and directors of the Company and Georgetown Bank with additional incentives to promote the growth and performance of the Company. The Equity Incentive Plan gives us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 180,035 shares of Company common stock (split-adjusted) pursuant to grants of restricted stock awards, incentive stock options, non-qualified stock options and stock appreciation rights; provided, however, that shares of stock used to fund stock options greater than 98,000 shares (split-adjusted) must be obtained through stock repurchases and shares of stock used to fund restricted stock awards greater than 39,200 shares (split-adjusted) must be obtained through stock repurchases.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2013 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
Robert E. Balletto	2,160	1,440	(2)	9.33	2/22/2020	1,440	(2)	22,896
	1,368	2,052	(3)	9.55	2/22/2021	2,052	(3)	32,627
	504	2,016	(4)	9.58	2/22/2022	2,016	(4)	32,054
	—	3,750	(5)	14.00	2/22/2023	3,750	(5)	59,625

Philip J. Bryan	432	648	(3)	9.55	2/22/2021	648	(3)	10,303
	277	1,109	(4)	9.58	2/22/2022	1,109	(4)	17,630
	—	3,250	(5)	14.00	2/22/2023	3,250	(5)	51,675

Joseph W. Kennedy	1,296	864	(2)	9.33	2/22/2020	864	(2)	13,738
	864	1,296	(3)	9.55	2/22/2021	1,296	(3)	20,606
	328	1,310	(4)	9.58	2/22/2022	1,310	(4)	20,835
	—	2,750	(5)	14.00	2/22/2023	2,750	(5)	43,725

(1)         Based upon the $15.90 closing price per share of our common stock on December 31, 2013.

(2)         Represents option awards and stock awards granted February 22, 2010 that vest 20% per year over five years beginning February 22, 2011.

(3)         Represents option awards and stock awards granted February 22, 2011 that vest 20% per year over five years beginning February 22, 2012.

(4)         Represents option awards and stock awards granted February 22, 2012 that vest 20% per year over five years beginning February 22, 2013.

(5)         Represents option awards and stock awards granted February 22, 2013 that vest 20% per year over five years beginning February 22, 2014.

Directors’ Compensation

The following table sets forth for the year ended December 31, 2013 certain information as to the total remuneration paid to directors other than Mr. Balletto, who receives no compensation for being a director.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2013

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Keith N. Congdon	14,100	4,466	1,866	20,432
Anthony S. Conte, Jr.	9,500	4,466	1,866	15,832
Stephen L. Flynn	19,100	4,466	1,866	25,432
Thomas L. Hamelin	9,500	4,466	1,866	15,832
Marybeth McInnis	14,100	4,466	1,866	20,432
J. Richard Murphy	16,700	7,018	2,932	26,650
Kathleen R. Sachs	17,800	4,466	1,866	24,132
Richard Spencer (2)	9,267	4,466	1,866	15,599
David A. Splaine	21,850	4,466	1,866	28,182
Mary L. Williams	16,600	5,742	2,399	24,741
Robert T. Wyman	14,250	4,466	1,866	20,582
John H. Yeaton	9,200	4,466	1,866	15,532

(1)         Reflects the aggregate grant date fair value of 350 shares of restricted stock and 350 stock option awards granted to each director on February 22, 2014, except for J. Richard Murphy who received 550 shares of restricted stock and 550 stock option awards and Mary L. Williams who received 450 shares of restricted stock and 450 stock option awards. The value is the amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are included in Notes 2 and 12 to our audited financial statements for the year ended December 31, 2013 as included in our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission. At December 31, 2013, each director had 959 vested but unexercised stock options, 338 unvested stock options and 705 unvested shares of restricted stock, except for J. Richard Murphy who had 1,026 vested but unexercised stock options, 471 unvested stock options and 905 unvested shares of restricted stock and Mary L. Williams who had 993 vested but unexercised stock options, 404 unvested stock options and 805 unvested shares of restricted stock.

(2)         Mr. Spencer retired from the board of directors on April 23, 2013.

Directors’ Compensation

Each of the individuals who serve as a director of the Company serves as a director of Georgetown Bank and earns director fees in that capacity, with the exception of Mr. Balletto, who receives no compensation for being a director. The Chairman of the Board receives a $10,000 annual retainer, paid quarterly and $500 per meeting attended. The Vice Chairman of the Board receives a $5,000 annual retainer, paid quarterly and $500 per meeting attended. All other directors of Georgetown Bank receive a $3,200 annual retainer, paid quarterly and $400 per meeting attended. Each director serving on a Board of Directors’ committee is paid a fee of $250 per meeting attended, except for the Audit Committee for which the fee is $500 per meeting attended. The Chairman of each committee receives an additional $100 per meeting attended. The Assistant Secretary receives an additional $300 per Board of Directors’ meeting for recording of minutes. For the year ended December 31, 2013, Georgetown Bank paid a total of $172,000 in director fees.

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. Such transactions must be approved by the Audit Committee of the Company following a review for potential conflicts of interest. In the ordinary course of business, Georgetown Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Georgetown Bank. These loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Section 402 of the Sarbanes-Oxley Act of 2002 does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Georgetown Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2013. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Shatswell, MacLeod & Company, P.C. for the Company’s year ending December 31, 2014. If the ratification of the appointment of Shatswell, MacLeod & Company, P.C. is not approved by a majority of the votes present and entitled to vote at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its shareholders.

A representative of Shatswell, MacLeod & Company, P.C. is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Audit Fees. During the years ended December 31, 2013 and 2012, the fees billed for professional services rendered by Shatswell, MacLeod & Company, P.C. for the audit of the Company’s annual financial statements and for the review of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q were $81,500 and $79,500, respectively.

Audit-Related Fees. During the years ended December 31, 2013 and 2012, there were aggregate fees of $2,200 and $5,200, respectively, billed for professional services by Shatswell, MacLeod & Company that were reasonably related to the performance of the audits.

Tax Fees. During the years ended December 31, 2013 and 2012, the fees billed for professional services by Shatswell, MacLeod & Company, P.C. for such tax services were $10,000 and $10,000, respectively.

All Other Fees. During the years ended December 31, 2013 and 2012, there were no non-audit fees billed by Shatswell, MacLeod & Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit and non-audit services for the past two years were pre-approved by the Audit Committee.

In order to ratify the selection of Shatswell, MacLeod & Company, P.C., as the independent registered public accounting firm for the year ending December 31, 2014, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST,” either in person or by proxy, in favor of such ratification.

The Board of Directors recommends a vote “FOR” the ratification of Shatswell, MacLeod & Company, P.C. as independent registered public accounting firm for the year ending December 31, 2014.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our President and Chief Executive Officer, our Chief Operating Officer and our Chief Financial Officer (“Named Executive Officers”) is described in “PROPOSAL 1—ELECTION OF DIRECTORS—Executive Compensation.” Stockholders are urged to read these sections of this Proxy Statement, which discuss our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with recently adopted changes to Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

“RESOLVED, that the compensation paid to Georgetown Bancorp, Inc.’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The Board of Directors unanimously recommends that you vote “FOR” the resolution set forth in Proposal 3.

PROPOSAL 4 — APPROVAL OF THE GEORGETOWN BANCORP, INC. 2014

EQUITY INCENTIVE PLAN

The Board of Directors has approved for submission to stockholders the Georgetown Bancorp, Inc. 2014 Equity Incentive Plan.  The 2014 Equity Incentive Plan is designed to provide officers, employees and directors of the Company and its subsidiaries, including Georgetown Bank, with additional incentives to promote the growth and performance of the Company.  The 2014 Equity Incentive Plan is subject to stockholder approval and will become effective upon its implementation by the Board of Directors subsequent to satisfaction of stockholder approval.  The 2014 Equity Incentive Plan will give us the flexibility we need to continue to attract and retain highly qualified individuals by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the 2014 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2014 Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the 2014 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 154,000 shares of Company common stock pursuant to grants of restricted stock awards, restricted stock unit awards, performance awards, incentive stock options and non-qualified stock options; provided, however, that no more than 44,000 shares of stock may be issued as restricted stock awards and restricted stock units, and 110,000 shares may be issued or delivered in the aggregate pursuant to the exercise of stock options, of which no more than 27,500 may be granted to any employee, and no more than 11,000 may be issued or delivered pursuant to restricted stock awards and restricted stock unit awards granted to any employee.  The maximum number of shares of stock that may be subject to stock options granted during any calendar year to any one individual non-employee director will be 5,500 and the maximum number of shares of stock that may be subject to stock options granted to all non-employee directors will be 33,000.  The maximum number of shares of stock that may be subject to restricted stock awards or restricted stock units granted to any one individual non-employee director during any calendar year will be 2,200 and all non-employee directors may not receive more than 13,200 shares of stock subject to restricted stock awards or restricted stock units.  All awards available to be granted to any employee or non-employee director may be granted during any calendar year.

The 2014 Equity Incentive Plan will be administered by the members of the Compensation Committee who are “disinterested board members,” as defined in the 2014 Equity Incentive Plan.  If the Committee has fewer than three disinterested board members, the Board of Directors will appoint to the Committee such additional disinterested board members as will be necessary to provide for a Committee consisting of at least three disinterested board members.  The Board of Directors (or those members of the Board of Directors who are “independent directors” under the rules of the national securities exchange on which the Company lists its shares) may take any action or exercise any power conferred upon the Committee (for these purposes, such persons shall also be referred to herein as the “Committee”).

The Committee has the authority and discretion to select the persons who will receive awards under the 2014 Equity Incentive Plan, to determine the time of receipt, the types of awards, the number of shares covered by the awards, to establish the terms and conditions relating to each award, to interpret the plan, to adopt rules and regulations relating to the plan, and to make all other determinations regarding the administration of the plan.  The 2014 Equity Incentive Plan also permits the Committee to delegate certain of its responsibilities, provided that such delegation is not prohibited by applicable law or the rules of any stock exchange on which our common stock may be traded.

The Committee may grant an award under the 2014 Equity Incentive Plan as an alternative to or replacement of an existing award under the 2014 Equity Incentive Plan or any other plan of the Company or its subsidiaries, or as form of payment for grants or rights earned or due under any other plan or arrangement of the Company or its subsidiaries, including the plan of any entity acquired by the Company or its subsidiaries.

The shares of stock with respect to which awards may be made under the 2014 Equity Incentive Plan will be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Eligibility

Employees and directors of the Company and its subsidiaries are eligible to receive awards under the 2014 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type, terms and conditions of awards under the 2014 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Committee and set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee.  Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock or restricted stock units, and performance awards, as follows:

Stock Options.  A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.  Under the 2014 Equity Incentive Plan, stock options may not be granted with a term that is longer than 10 years. The exercise price may not be less than the fair market value (as defined in the plan) of a share of our common stock on the date the stock option is granted.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashier’s check, (ii) by tendering stock of the Company in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, (iv) by net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price, (v) by other property deemed acceptable by the Committee, or (vi) by any combination of the above.  The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation.  Restricted stock awards are subject to a vesting schedule or the satisfaction of market conditions or performance conditions.  Prior to vesting of the restricted stock award, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award.  Unless otherwise determined by the Committee, any cash dividends or distributions declared on shares of restricted stock will be immediately distributable to the participant.

Restricted Stock Units.  A restricted stock unit is an award that is denominated in shares of common stock on the date of grant and is similar to a restricted stock award, except no shares of stock are actually issued to the award recipient on the date of grant of the restricted stock unit.  Restricted stock units will be evidenced by an award agreement that will state the restricted period, the number of units granted, and other provisions pertinent to the award, such as the vesting period or market or performance conditions that must be satisfied in order to vest in the award.  A recipient of a restricted stock unit will not have any voting rights with respect to such unit nor will the recipient be entitled to dividends when paid on shares of common stock; however, the Committee may grant a dividend equivalent right to the award recipient in conjunction with the grant of a restricted stock unit.  A dividend equivalent right would entitle the holder of the restricted stock unit to an amount of cash or stock (denominated in additional restricted stock units) payable with respect to a restricted stock unit equivalent to the cash or stock dividend paid on a share of the Company’s stock.  Upon the vesting of a restricted stock unit, the restricted stock unit will be settled in shares of the Company’s common stock or in cash, or a combination of cash and stock, as determined by the Committee, in its sole discretion.  Dividend equivalent rights may be paid on restricted stock units.  If a restricted stock unit is intended to be performance-based, payment of dividend equivalent rights will be conditioned on the satisfaction of the performance criteria.  In such case, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Performance Awards.  A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Committee and set forth in the 2014 Equity Incentive Plan. A performance award may be denominated in shares of restricted stock or restricted stock units.  If a performance award is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code, it shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Internal Revenue Code Section.  At the discretion of the Committee, the vesting of any stock option may also be subject to the achievement of one or more objective performance measures.

Prohibition Against Repricing of Options.  Except for adjustments for corporate transactions as set forth in the Plan or reductions of the exercise price approved by stockholders, the 2014 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the 2014 Equity Incentive Plan

To the extent any shares of stock covered by an award (including restricted stock awards or restricted stock units) under the 2014 Equity Incentive Plan are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.  To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of such stock options, then the number of shares of stock available shall be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued.

In the event of a corporate transaction involving the Company’s stock (including, without limitation, any stock split, reverse split, recapitalization, reclassification,  combination or exchange of shares, stock dividend or other distribution payable in capital stock), the number and kinds of shares for which awards may be made will be adjusted proportionately and accordingly by the Committee.

Vesting of Awards

The Committee may specify vesting requirements on any award.  If the vesting of an award under the 2014 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, and without it being granted in lieu of or in exchange for other compensation, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement.   Unless the Committee specifies otherwise, awards will vest at the rate of 20% per year commencing one year after the date of grant, subject to acceleration of vesting, to the extent specified by the Committee, in the event of death, disability, or due to involuntary termination of employment by an employee for good reason or termination of service other than for cause, following a change in control.  Except with respect to awards intended to satisfy the performance-based vesting requirements of Section 162(m) of the Internal Revenue Code, the Committee has the authority and discretion under the 2014 Equity Incentive Plan to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to any award at any time after the grant of the award.  Unless otherwise provided by the Committee, service as a director emeritus or advisory director will constitute service for purposes of vesting and, with respect to an employee who is also a director, continued service as a director following termination of employment will constitute service for purposes of vesting.

Performance Features

Performance Measures. The Committee may grant awards, the vesting of which is conditioned on the satisfaction of certain performance measures.  The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals related to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of certain items listed in the 2014 Equity Incentive Plan.  The terms of an award may provide that partial achievement of performance measures may result in partial payment or vesting of an award or that the achievement of the performance measures may be measured over more than one period or fiscal year.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination following a change in control of the Company, all restricted stock awards and restricted stock units then held by a participant will become fully vested and all stock option awards shall become fully exercisable.  In the event of a change in control, any performance measure attached to a performance award under the 2014 Equity Incentive Plan will be deemed satisfied as of the date of the change in control.  For the purposes of the 2014 Equity Incentive Plan, a change in control generally occurs when: (a) the Company or Georgetown Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or Georgetown Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or Georgetown Bank immediately before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Georgetown Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or Georgetown Bank’s voting securities held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute the Company’s or Georgetown Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or Georgetown Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the Board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (d) the Company or Georgetown Bank sells to a third party all or substantially all of its assets.

Forfeiture

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

Automatic Exercise of Stock Options

In the sole discretion of the Committee, any stock options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, but only if the exercise price is less than the fair market value of a share of the Company’s stock on such date and the automatic exercise will result in the issuance of at least one whole share of stock to the participant after payment of the exercise price and any applicable minimum tax withholding requirements.  Payment of the exercise price and any applicable tax withholding requirements will be made by a net settlement of the stock option whereby the number of shares of stock to be issued upon exercise are reduced by a number of shares having a fair market value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2014 Equity Incentive Plan or any award granted under the plan, provided that, except as provided in the 2014 Equity Incentive Plan, no amendment or termination may cause the award to violate Internal Revenue Code Section 409A, cause the repricing of a stock option, or in the absence of written consent to the change by the affected participant, adversely impair the rights of any participant or beneficiary under any award granted under the plan prior to the date such amendment is adopted by the Board of Directors. The Board of Directors may not amend the provision of the 2014 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities which may be issued under the 2014 Equity Incentive Plan (other than as provided in the 2014 Equity Incentive Plan), or materially modify the requirements for participation in the 2014 Equity Incentive Plan, without approval of stockholders.  Notwithstanding the foregoing, the Committee may amend the 2014 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, for the purpose of conforming the plan or the award agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Internal Revenue Code Section 409A).

Effective Date and Duration of Plan

The 2014 Equity Incentive Plan will become effective upon satisfaction of the applicable stockholder approval requirements at this annual meeting.  The 2014 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2014 Equity Incentive Plan after the day immediately prior to the ten-year anniversary of the effective date of the 2014 Equity Incentive Plan.  At any time, the Board of Directors may terminate the 2014 Equity Incentive Plan. However, any termination of the 2014 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the material federal income tax consequences that may arise in conjunction with participation in the 2014 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in compensation income taxable to the participant. The exercise of an incentive stock option will not result in compensation income taxable to the participant, provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes.  Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of the common stock and the Company will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting.  Dividends paid to the holder during the restriction period, if so provided, will also be compensation income (or self-employment income with respect to directors) to the participant and the Company will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit.  A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant, but will recognize taxable income once the restricted stock unit is settled in shares of common stock of the Company or cash, typically when the restricted stock unit vests upon satisfaction of the vesting conditions.  At the time that the restricted stock unit is settled for shares of common stock or cash, the recipient will recognize ordinary income in an amount equal to the amount of cash or the then fair market value of the common stock received and the Company will be entitled to a corresponding deduction for tax purposes.  Dividend equivalent rights distributed to the holder of a restricted stock unit will be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes.  If the settlement of the restricted stock unit by delivery of common stock of the Company or cash is delayed for more than two and one-half months beyond the vesting date of the restricted stock unit, the restricted stock unit may be deemed to be nonqualified deferred compensation and would be taxable in accordance with the rules of Section 409A of the Internal Revenue Code.  Gains or losses realized by a participant upon disposition of common stock received in settlement of a restricted stock unit will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the common stock at the time received.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy the minimum applicable tax withholding requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. In the event of a change in control, outstanding unvested awards under the 2014 Equity Incentive Plan that vest as a result of the change in control or as a result of an event closely related to a change in control (such as a termination of employment or service) may be considered parachute payments that would cause an “excess parachute payment” under the Internal Revenue Code.  An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2014 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2014 Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Codification Standards Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options, restricted stock and restricted stock units.

Awards to be Granted

At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote

In order to approve the 2014 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the shares cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE GEORGETOWN BANCORP, INC. 2014 EQUITY INCENTIVE PLAN.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 2 East Main Street, Georgetown, Massachusetts 01833, no later than December 11, 2014. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Company’s Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, the Company’s Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of the Company’s Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor rule or regulation.  Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The date on which the next Annual Meeting of Stockholders is expected to be held is May 19, 2015. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than February 18, 2015 and no later than February 28, 2015. If notice is received before February 18, 2015 or after February 28, 2015, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company will request that banks, brokers and other holders of record send proxies and material to the beneficial holders of Company common stock and secure their voting instructions. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s Annual Report to Stockholders for the year ended December 31, 2013 has been made available to all stockholders of record as of the Record Date. Any stockholder who wishes to receive a copy of such Annual Report may obtain a copy by writing to Joseph W. Kennedy at the address set forth immediately below.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO JOSEPH W. KENNEDY, SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER AND TREASURER, GEORGETOWN BANCORP, INC., 2 EAST MAIN STREET, GEORGETOWN, MASSACHUSETTS 01833, OR CALL AT (978) 352-8600.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

We have elected to take advantage of SEC rules that allow companies to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need to vote at our Annual Meeting, while also lowering the costs of delivery and reducing the environmental impact of producing and distributing the related proxy materials.

Georgetown Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2013, are each available on the internet at www.cfpproxy.com/7150.

We encourage all of our stockholders who have Internet access to receive future proxy materials online rather than through the U.S. mail delivery system. By electing to receive our materials electronically, you will be supporting our efforts to add to stockholder value. Other benefits of this service include: receiving stockholder communications, including the Company’s Annual Report to Stockholders and Proxy Statement, as soon as they are available, thus eliminating the need to wait for them to arrive by mail; enjoying easier access to convenient online voting; and eliminating bulky paper documents from your personal files.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joseph W. Kennedy

Joseph W. Kennedy
Corporate Secretary

Georgetown, Massachusetts
April 7, 2014

APPENDIX A

GEORGETOWN BANCORP, INC.

2014 EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL

Section 1.1                                   Purpose, Effective Date and Term.  The purpose of the Georgetown Bancorp, Inc. 2014 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Georgetown Bancorp, Inc. (the “Company”), and its Subsidiaries, including Georgetown Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company.  The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2                                   Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3                                   Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4                                   Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1                                   General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)                                 Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified

Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)                                 Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)                                  Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)                                 Performance Awards.  A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.  A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2                                   Stock Options.

(a)                                 Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)                                 Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to,  an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

Section 2.3                                   Restricted Stock.

(a)                                 Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Georgetown Bancorp, Inc. dated [Date], made pursuant to the terms of the Georgetown Bancorp, Inc. 2014 Equity Incentive Plan, copies of which are on file at the executive offices of Georgetown Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)                                 Terms and Conditions.                     Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)                                     Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributable to the Participant.  If the Committee determines to delay the distribution of dividends to the Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.  Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Award subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award.   Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.  Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)                                  Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)                               Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4                                                  Restricted Stock Units.

(a)                                                Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company.  Restricted Stock Unit Awards shall be paid in cash, shares of Stock or a combination of cash and shares of Stock as the Committee, in its sole discretion, shall determine.

(b)                                                Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)                                     A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)                                  The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient.  An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)                               Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)                              A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.  No dividends shall be paid on Restricted Stock Units.  In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units.  If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria.  In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5                                   Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee.  The grant of any Performance Award and the establishment of performance measures that are intended to be performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section.  At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options.  Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)                                 Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)                                     book value or tangible book value per share;

(ii)                                  basic earnings per share;

(iii)                               basic cash earnings per share;

(iv)                              diluted earnings per share;

(v)                                 diluted cash earnings per share;

(vi)                              return on equity;

(vii)                           net income or net income before taxes;

(viii)                        cash earnings;

(ix)                              net interest income;

(x)                                 non-interest income;

(xi)                              non-interest expense to average assets ratio;

(xii)                           cash general and administrative expense to average assets ratio;

(xiii)                        efficiency ratio;

(xiv)                       cash efficiency ratio;

(xv)                          return on average assets;

(xvi)                       cash return on average assets;

(xvii)                    return on average stockholders’ equity;

(xviii)                 cash return on average stockholders’ equity;

(xix)                       return on average tangible stockholders’ equity;

(xx)                          cash return on average tangible stockholders’ equity;

(xxi)                       core earnings;

(xxii)                    operating income;

(xxiii)                 operating efficiency ratio;

(xxiv)                net interest rate margin or net interest rate spread;

(xxv)                   growth in assets, loans, or deposits;

(xxvi)                loan production volume;

(xxvii)             non-performing loans;

(xxviii)          cash flow;

(xxix)                strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx)                   any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)                                 Adjustments.  Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided, that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure.  Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.   If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)                                  Treatment on Retirement.  Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability).  Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6                                   Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award.  Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than one year after stockholders approve the Plan.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).

Section 2.7                                   Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8                                   Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the

Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.                                Effect of Termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.  Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)                               Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)                               In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)                                Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Stock Options may be exercised for a period of: (i) one year following Termination of Service due to death or Disability or (ii) the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.  In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement, and any Stock Option, Restricted Stock Award are Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)                               Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)                                Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1                                   Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2                                   Share Limitations.

(a)                                 Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to One Hundred Fifty-Four Thousand (154,000) shares of Stock.  The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is One Hundred Ten Thousand (110,000) shares of Stock, which represents ten percent (10%) of the number of shares sold in connection with the mutual-to-stock conversion of Georgetown Bancorp, MHC on July 11, 2012 (the “Conversion”).  Subject to adjustment pursuant to the sentence immediately below, the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is Forty-Four Thousand (44,000) shares of Stock, which represents four percent (4%) of the number of shares sold in the Conversion.  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)                                 Computation of Shares Available.  For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following.  To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii)  shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3                                   Limitations on Grants to Individuals.

To the extent required by applicable law or regulations or in the absence of an applicable regulatory waiver:

(a)                                 Stock Options - Employees.  The maximum number of shares of Stock, in the aggregate, that may be covered by Stock Option granted to any one Employee pursuant to Section 3.2 shall not exceed Twenty-Seven Thousand Five Hundred (27,500).  All such Awards may be granted during any one calendar year.  Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(b)                                 Restricted Stock Awards and Restricted Stock Units - Employees.  The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be Eleven Thousand (11,000) all of which may be granted during any calendar year.  Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(c)                                  Stock Options - Directors.  The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-Employee Director under the Plan shall be Five Thousand Five Hundred (5,500) all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than Thirty-Three Thousand (33,000) all of which may be granted during any calendar year.  Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(d)                                 Restricted Stock Awards and Restricted Stock Units - Directors.  The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be Two Thousand Two Hundred (2,200) all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than Thirteen Thousand Two Hundred (13,200) all of which may be granted during any calendar year.  Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(e)                                  The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4                                   Corporate Transactions.

(a)                                 General. If the shares of Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock or Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee.  In addition, the number and kind of shares for which grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Stock Options shall not change the aggregate Stock Option purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the Stock Option purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)                                 Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5                                   Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)                                 Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)                                 Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1                                   Consequence of a Change in Control.  Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)                                 At the time of an Involuntary Termination following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).  All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination following a Change in Control.

(b)                                 At the time of an Involuntary Termination following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately.  Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)                                  In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2                                   Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)                                 Merger:  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)                                 Acquisition of Significant Share Ownership:  A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s Voting Securities held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)                                  Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)                                 Sale of Assets:  The Company or the Bank sells to a third party all or substantially all of its assets.

In the event that an Award constitutes deferred compensation subject to Code Section 409A, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1                                   Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2                                   Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)                                 The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b)                                 The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)                                  The Committee will have the authority to define terms not otherwise defined herein.

(d)                                 Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)                                  In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3                                   Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4                                   Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5                                   Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper.  A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1                                   General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2                                   Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1                                   No Implied Rights.

(a)                                 No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)                                 No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)                                  No Rights as a Stockholder.  Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2                                   Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.  A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3                                   Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4                                   Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5                                   Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6                                   Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.  Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b).  If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service.  This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7                                   Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8                                   Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting

Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9                                   Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10                            Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11                            Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.  The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12                            No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13                            Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the Commonwealth of Massachusetts, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14                            Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15                            Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16                            Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)                                 in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)                                 in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)                                  in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17                            Forfeiture Events.

(a)                                 The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)                                 If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section 7.18                            Automatic Exercise.  In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements.  Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19                            Regulatory Requirements.  The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1                                   In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)                                 “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)                                 “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)                                  “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)                                 “Board” means the Board of Directors of the Company.

(e)                                  If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant for a felony or any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)                                   “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)                                  “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)                                 “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)                                     “Committee” means the Committee acting under Article 5.

(j)                                    “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)                                 “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)                                     If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)                             “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(n)                                 “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)                                 “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)                                 “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)                                    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s)                                   “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422.

(t)                                    A “Good Reason” to resign from the employ of the Company or any Subsidiary shall include any of the following events, if occurring following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least thirty (30) miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(u)                                 “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(v)                                 “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary other than termination for Cause, or termination of employment by an Employee Participant for Good Reason.

(w)                               “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)                                 “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)                                 “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)                                  “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)                          “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)                          “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc)                            “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd)                          “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65 with fifteen (15) years of Service to the Company or any of its Subsidiaries, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Board of Directors under the Company’s bylaws, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased.  A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.  A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service for purposes of vesting of Awards and exercise of Stock Options.

(ee)                            “SEC” means the United States Securities and Exchange Commission.

(ff)                              “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)                            “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.  Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh)                          “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)                                  “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj)                                “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk)                          “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)                                     The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)                                  The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)                               If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)                              Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)                                 With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.  With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll)                                  “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2                                   In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)                                 actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)                                 references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)                                  in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)                                 references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)                                  “indications of time of day mean Eastern Time;

(f)                                   “including” means “including, but not limited to”;

(g)                                  all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)                                 all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)                                     the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)                                    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)                                 all accounting terms not specifically defined herein shall be construed in accordance with U.S. GAAP.

PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY GEORGETOWN BANCORP, INC. YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Stockholders of record have three ways to vote: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. To Vote by Telephone: Call 1-855-652-7329 Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., May 20, 2014. To Vote by Internet: Go to https://www.rtcoproxy.com/gtwn prior to 3:00 a.m., May 20, 2014. Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________ FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH GEORGETOWN BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND THE ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2013, ARE EACH AVAILABLE ON THE INTERNET AT www.cfpproxy.com/7150. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. With- For All For hold Except 1. The election as directors of all four (4) nominees listed below, each to serve for the term specified after his or her name (01) Robert E. Balletto (three-year term) (02) Stephen L. Flynn (three-year term) (03) Thomas L. Hamelin (three-year term) (04) J. Richard Murphy (three-year term) INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below. For Against Abstain 2. The ratification of Shatswell MacLeod & Company, P. C. as the Company’s independent registered public accounting firm for the year ending December 31, 2014. 3. An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement. 4. The approval of the Georgetown Bancorp, Inc. 2014 Equity Incentive Plan. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The above-signed acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of Annual Meeting of Stockholders, a proxy statement dated April 7, 2014 and audited financial statements. For Against Abstain For Against Abstain

YOUR VOTE IS IMPORTANT! IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS GEORGETOWN BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND THE ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2013, ARE EACH AVAILABLE ON THE INTERNET AT www.cfpproxy.com/7150. you can vote in one of three ways: 1. Call toll free 1-855-652-7329 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/gtwn and follow the instructions. or 3. Mark, sign and date your proxy card, if one was requested, and return it promptly in the envelope provided. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXY GEORGETOWN BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 20, 2014 12:00 noon THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder signing this proxy hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the stockholder to vote all shares of common stock of the Company that the stockholder is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Groveland Fairways, located at 156 Main Street, Groveland, Massachusetts on May 20, 2014, at 12:00 noon, Massachusetts time. The official proxy committee is authorized to cast all votes to which the stockholder is entitled as indicated on this proxy. Should the stockholder be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The stockholder signing this proxy acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of Annual Meeting of Stockholders, a proxy statement dated April 7, 2014 and audited financial statements. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. (Continued, and to be marked, dated and signed, on the other side) GEORGETOWN BANCORP, INC. — ANNUAL MEETING, MAY 20, 2014 7150